EXHIBIT 10.52
                THIRD AMENDMENT
                      TO
  REAL PROPERTY LEASE AND EASEMENT AGREEMENT


      THIS  THIRD  AMENDMENT TO REAL PROPERTY
LEASE AND  EASEMENT AGREEMENT, dated as of
March 15 1996,  is  by  and between
Panda-Rosemary,  L.P., a  Delaware
limited  partnership ("LESSEE")   and   THE
BIBB  COMPANY,  a  Delaware   corporation
("LESSOR").

                  WITNESSETH:

      WHEREAS, PANDA-ROSEMARY CORPORATION, a
Delaware corporation ("PRC") and LESSOR entered into the certain Real Property Lease and Easement Agreement, dated June 9, 1989, as amended by the First Amendment to Real
Property Lease and Easement Agreement, dated as of October 1, 1989, between PRC and LESSOR and by the Second Amendment to Real
Property Lease and Easement  Agreement, dated
January 31, 1990, between PRC and LESSOR
(collectively, the "LEASE");

      WHEREAS,  with the consent of LESSOR
under the  Consent  to Assignment,
Delegation   and   Assumption   Agreement,
dated January 6, 1992, by and between PRC, PANDA-ROSEMARY, L.P., a Delaware limited partnership ("LESSEE"), LESSOR and THE FUJI
BANK & TRUST COMPANY, a trust company
organized under the State of New York, PRC assigned to LESSEE and LESSEE assumed, all of PRC's rights and interest in, to and under the lease;

     WHEREAS, the LEASE is recorded in Book
1452, Page 205 in the Register of Deeds in
Halifax County, North Carolina; and

     WHEREAS, LESSEE and LESSOR desire to amend the LEASE.

     NOW THEREFORE, in consideration of the
mutual covenants and agreements  herein
contained, and intending to be legally bound, LESSEE and LESSOR hereby agree as follows:

      1.    The following new Section 2.04 is
added to the  Lease and Easement:

            2.04.    Notwithstanding   any
provision   in the COGENERATION  AGREEMENT to
the contrary, if LESSEE has exercised its option to extend this LEASE as set forth in
Section 2.03, LESSEE shall have the further option to extend this LEASE for an additional term of ten (10) years beginning on December
31st  of the  year  in  which the thirty-fifth
(35th) anniversary of the Completion date specified in the COGENERATION AGREEMENT occurs and terminating on December 31st of the year in which the forty- fifth (45th) anniversary of the Completion Date specified in the COGENERATION AGREEMENT occurs at the annual rental on the terms and conditions otherwise contained herein by giving notice to LESSOR of its intention to extend at least two years prior to the end of the first ten-year extension of this LEASE and thereupon the term of this LEASE shall be so extended without any further action by either party.

      2.    Section  6.01  of  the LEASE  is
hereby amended by inserting a " , " in place of the word "or" between the numbers
"2.02" and "2.03" in the fourth line of that section and inserting after the number
"2.03" in that same line "or 2.04."

      3.  All  other  terms, conditions and
provisions  of  the LEASE, as previously
amended, which are not expressly deleted  or
changed herein shall remain in full force and
effect.
                      THE BIBB COMPANY
 [CORPORATE SEAL]     ______________________
                      By: A. William Ott
Title: Claudia Baker  Title:  CFO
       Executive
       Secretary

                      PANDA-ROSEMARY, L.P.
                      By:  Panda-Rosemary
[CORPORATE SEAL]      Corporation, its
                      general partner
Janice Carter
Title: Secretary
  & Treasurer         By:
                      Name: Ralph T. Killian
                      Title: Senior Vice President





STATE OF TEXAS      )
                    )
COUNTY OF DALLAS    )


      This 11th day  of March,  1996,
personally came before me, Sherrie R. Crow, a notary public for the State of Texas who, being by me duly sworn, says that he knows the Common Seal of Panda-Rosemary Corporation and is acquainted with Ralph T. Killian who is the Senior Vice President of said Corporation, and Janice
Carter who is the ______ secretary of the said
Corporation, and saw the said Senior Vice
President sign the foregoing instrument, and saw the Common Seal of said Corporation affixed to said instrument by said Senior Vice
President, and that the said Secretary signed her name in attestation of the execution of said instrument in the presence of said Senior Vice President of said Corporation.

     Witness my hand and notarial seal or
stamp this the 11th day of March, 1996.

(Notarial Seal or Stamp)

My Commission Expires:
8-24-97
Notary
Public  Sherrie R. Crow

STATE OF GEORGIA    )
                    )
COUNTY OF BIBB      )

      This 15th day  of March, 1996,
personally  came  before  me, Robert E.
Bridgeman, a notary public for the State of Georgia who, being by me duly sworn, says that she/he knows the Common Seal of the Bibb
Company Corporation and is acquainted with A.
William Ott who is the Chief Financial Officer of said Corporation, and the said Claudia
Baker is the Executive Secretary of the said
Corporation, and saw the said Chief Financial
Officer sign the foregoing instrument, and saw the Common Seal of said Corporation affixed to said instrument by said Chief Financial
Officer, and that he/she, the said Executive
Secretary signed his/her name in attestation of the execution of said instrument in the presence of said Chief Financial Officer of said Corporation.

     Witness my hand and notarial seal or
stamp this the 15th day of March, 1996.

(Notarial Seal or Stamp)

My Commission Expires:
October 10, 1997                   Robert E. Bridgeman
                                   Notary Public